Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 2Q22 GAAP EPS of $0.81 and Core EPS of $0.70 Record Loan Closings; Loan Growth with Stable NIM QoQ

UNIONDALE, N.Y., July 26, 2022 (GLOBE NEWSWIRE) - The Company reported second quarter 2022 GAAP EPS of $0.81, up 32.8% YoY, with a ROAA of 1.22%, and ROAE of 15.0%. Core 2Q22 EPS was $0.70, a decrease of 4.1% YoY, with a ROAA of 1.05% and the ROAE of 12.90%.

“Record loan closings of $504 million drove a 3.4% YoY increase in net loans, excluding PPP. Core loan yields increased 11 bps QoQ compared to only 7 bps for core deposit costs. 2Q22 was the first quarter since 2020  where yields on loan closings exceeded yields on satisfactions excluding PPP. Despite our liability sensitive balance sheet, the NIM was stable QoQ, however, the pace and magnitude of rate increases this cycle are stronger than anticipated and will likely pressure the NIM going forward. A partial offset to this pressure is $986 million of loans that reprice within the quarter and an additional $1.3 billion of loans that are scheduled to reprice or mature through the end of 2023. The Bank continues to grow noninterest bearing deposits, which are now over 16% of average deposits, up from 14.2% a year ago. We opened our 25th branch this quarter in Elmhurst further expanding our footprint in the Asian community. Given the low risk nature of our loan portfolio (>87% real estate based, average LTVs of <38%, and strong debt coverage ratios), the Company is well positioned to handle any potential economic downturn affecting credit markets.”

- John R. Buran, President and CEO

NIM Stable QoQ; Loan Pipeline Remains Strong. Record net interest income of $64.7 million increased 6.0% YoY and 2.0% QoQ. NIM FTE was 3.35% in 2Q22 compared to 3.36% in 1Q22 and 3.14% a year ago. Core NIM FTE increased by 19 bps to 3.33% YoY and 2 bps QoQ. Period end net loans, excluding PPP, increased 2.6% QoQ, with commercial business and other loans growing 3.2%. Record loan closings, excluding PPP, were up 63% YoY and repayment speeds remained elevated. The Company continued to benefit from the merger disruption in our markets as we have hired 42 people, including 18 revenue producers since March 31, 2021 from institutions involved with mergers.

Returned 61% of Earnings in 2Q22; Tangible Book Value Per Share Increased 6% YoY. The Company repurchased 387,689 shares of common stock at an average price of $22.01 during the quarter. Book value and tangible book value per share were $22.38 and $21.71, respectively, while TCE/TA1 was 7.82% at June 30, 2022 compared to 8.05% at March 31, 2022.

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Key Financial Metrics[2]

	2Q22	1Q22	4Q21	3Q21	2Q21
GAAP:
EPS	$0.81	$0.58	$0.58	$0.81	$0.61
ROAA (%)	1.22	0.91	0.89	1.26	0.93
ROAE (%)	15.00	10.83	10.77	15.42	11.95
NIM FTE[3] (%)	3.35	3.36	3.29	3.34	3.14
Core:
EPS	$0.70	$0.61	$0.67	$0.88	$0.73
ROAA (%)	1.05	0.94	1.04	1.38	1.11
ROAE (%)	12.90	11.27	12.49	16.88	14.27
Core NIM FTE (%)	3.33	3.31	3.21	3.27	3.14
Efficiency Ratio (%)	52.3	58.9	58.7	52.3	53.4
Credit Quality:
NPAs/Loans&REO (%)	0.72	0.21	0.23	0.31	0.26
ACLs/Loans (%)	0.58	0.57	0.56	0.55	0.64
ACLs/NPLs (%)	141.06	266.12	248.66	179.86	242.55
NCOs/Avg Loans (%)	(0.03)	0.06	-	(0.04)	0.05
Balance Sheet:
Avg Loans ($B)	$6.6	$6.6	$6.6	$6.6	$6.7
Avg Dep ($B)	$6.4	$6.4	$6.5	$6.4	$6.5
Book Value/Share	$22.38	$22.26	$22.26	$21.78	$21.16
Tangible BV/Share	$21.71	$21.61	$21.61	$21.13	$20.51
TCE/TA (%)	7.82	8.05	8.22	8.04	7.80

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 2 See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

2Q22 Highlights
●
Net interest income increased 2.0% QoQ (as average earning assets increased 2.2% QoQ), and 6.0% YoY to a record $64.7 million; Core net interest income grew 3.0% QoQ and 5.4% YoY to a record $64.4 million
●
Net interest margin FTE decreased 1 bps QoQ but increased 21 bps YoY to 3.35%; Core net interest margin FTE increased 2 bps QoQ and 19 bps YoY to 3.33%; Core NIM expansion QoQ was primarily driven by loan yields increasing greater than deposit costs
●
Excluding PPP, period end net loans increased 2.6% QoQ and 3.4% YoY; loan closings were a record $503.8 million in 2Q22, up 53.0% QoQ and 63.0% YoY
●
Average deposits, including mortgage escrow, increased 0.5% QoQ, but decreased 1.1% YoY to $6.4 billion, with core deposits comprising 87.3% of total average deposits; record average noninterest bearing deposits were up 13.1% YoY
●
Loan pipeline increased 34.7% YoY to $582.6 million
●
Provision for credit losses was $1.6 million in 2Q22 compared to a benefit for credit losses of $1.6 million in 2Q21; net recoveries were $0.5 million in 2Q22 compared to net charge-offs of $0.9 million in 2Q21
●
NPAs increased to $48.9 million, up from $14.1 million at 1Q22 and $17.6 million at 2Q21. The increase in NPAs primarily relates to a previously identified $24.1 million criticized investment security and related loan (combined LTV of 63%) and two commercial relationships (one was resolved after quarter end)
●
Tangible Common Equity to Tangible Assets was 7.82% down from 8.05% at 1Q22; the change in AOCI (primarily from rising rates) impacted this ratio by an additional 19 bps in 2Q22 compared to 1Q22
●
Repurchased 387,689 shares at an average price of $22.01; dividends and share repurchases were 61% of net income in 2Q22

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	2Q22	1Q22	4Q21	3Q21	2Q21	Change	Change

Net Interest Income	$64,730	$63,479	$62,674	$63,364	$61,039	6.0%	2.0%
Provision (Benefit) for Credit Losses	1,590	1,358	761	(6,927)	(1,598)	(199.5)	17.1
Noninterest Income (Loss)	7,353	1,313	(280)	866	(3,210)	(329.1)	460.0
Noninterest Expense	35,522	38,794	38,807	36,345	34,011	4.4	(8.4)
Income Before Income Taxes	34,971	24,640	22,826	34,812	25,416	37.6	41.9
Provision for Income Taxes	9,936	6,421	4,743	9,399	6,158	61.4	54.7
Net Income	$25,035	$18,219	$18,083	$25,413	$19,258	30.0	37.4
Diluted EPS	$0.81	$0.58	$0.58	$0.81	$0.61	32.8	39.7
Avg. Diluted Shares (000s)	30,937	31,254	31,353	31,567	31,677	(2.3)	(1.0)

Core Net Income[1]	$21,518	$18,969	$20,968	$27,829	$22,994	(6.4)	13.4
Core EPS[1]	$0.70	$0.61	$0.67	$0.88	$0.73	(4.1)	14.8

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income totaled $64.7 million in 2Q22 (an increase of 6.0% YoY, and 2.0% QoQ), compared to $63.5 million in 1Q22, $62.7 million in 4Q21, $63.4 million in 3Q21, and $61.0 million in 2Q21.

●	Net interest margin, FTE (“NIM”) of 3.35% increased 21 bps YoY, but decreased 1 bp QoQ; PPP loans caused a 2 bps, 3 bps, 3 bps, and 2 bps positive impact on the NIM in 2Q22, 1Q22, 4Q21, and 3Q21, respectively, and were neutral in 2Q21
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $2.6 million (13 bps to the NIM) in 2Q22 compared to $2.6 million (14 bps) in 1Q22, $3.1 million (16 bps) in 4Q21, $3.4 million (19 bps) in 3Q21, and $1.9 million (10 bps) in 2Q21
●	Excluding the items in the previous bullet, net interest margin was 3.22% in 2Q22 and in 1Q22, 3.13% in 4Q21, 3.15% in 3Q21, and 3.04% in 2Q21, or an increase of 17 bps YoY and stable QoQ
●	Net PPP loan fees were $0.5 million in 2Q22, $0.9 million in 1Q22, $1.2 million in 4Q21, $1.3 million in 3Q21, and $1.2 million in 2Q21

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

The Company recorded a provision for credit losses of $1.6 million in 2Q22, $1.4 million in 1Q22, and $0.8 million in 4Q21 compared to a benefit for credit losses of $6.9 million in 3Q21 and $1.6 million in 2Q21.

●	2Q22 provision for credit losses of $1.6 million was primarily due to loan growth
●	Net charge-offs (recoveries) were $(0.5) million in 2Q22 ((3) bps of average loans), $0.9 million in 1Q22 (6 bps of average loans), $(29) thousand in 4Q21 (negligible as compared to average loans), $(0.6) million in 3Q21 ((4) bps of average loans), and $0.9 million in 2Q21 (5 bps of average loans)

Noninterest income (loss) was $7.4 million in 2Q22, $1.3 million in 1Q22, $(0.3) million in 4Q21, $0.9 million in 3Q21, and $(3.2) million in 2Q21.

●	Noninterest income included net gains (losses) from fair value adjustments of $2.5 million in 2Q22 or $0.06 per share, net of tax, $(1.8) million in 1Q22 or $(0.04) per share, net of tax, $(5.1) million in 4Q21 or $(0.13) per share, net of tax, $(2.3) million in 3Q21 or $(0.05) per share, net of tax, and $(6.5) million or $(0.15) per share, net of tax in 2Q21
●	Life insurance proceeds were $1.5 million ($0.05 per share) in 2Q22
●	Absent all above items and other immaterial adjustments, core noninterest income was $3.3 million in 2Q22, up 2.1% YoY, and 5.2% QoQ
●	After a pilot program, the Company made the decision to suspend its agreement with NYDIG to offer bitcoin services; all pilot program customers have been notified and all accounts have been closed; the financial impact was immaterial
●	Included in 4Q21 core noninterest income was a one-time $2.0 million ($0.05 per share, net of tax) dividend received on retirement plan investments

Noninterest expense totaled $35.5 million in 2Q22 (an increase of 4.4% YoY, but a decrease of 8.4% QoQ) compared to $38.8 million in 1Q22, $38.8 million in 4Q21, $36.3 million in 3Q21, and $34.0 million in 2Q21.

●	Included in 1Q22 noninterest expense was $4.3 million of seasonal compensation expense; 4Q21 noninterest expense included a one-time $4.3 million ($0.11 per share, net of tax) of increased compensation and benefits for all employees due to a record year of earnings in 2021 and employee performance through the pandemic
●	Noninterest expense included $17 thousand pre-tax merger benefit (<$0.01 per share, net of tax) in 4Q21, $2.1 million of pre-tax merger charges ($0.05 per share, net of tax) in 3Q21, and $0.5 million of pre-tax merger benefits ($(0.01) per share, net of tax) in 2Q21
●	Excluding the effects of the merger and other immaterial adjustments, core operating expenses were $35.4 million in 2Q22, up 3.0% YoY, but down 8.5% QoQ
●	The efficiency ratio was 52.3% in 2Q22, 58.9% in 1Q22, 58.7% in 4Q21, 52.3% in 3Q21, and 53.4% in 2Q21

The provision for income taxes was $9.9 million in 2Q22 compared to $6.4 million in 1Q22, $4.7 million in 4Q21, $9.4 million in 3Q21, and $6.2 million in 2Q21.

●	The effective tax rate was 28.4% in 2Q22, 26.1% in 1Q22, 20.8% in 4Q21, 27.0% in 3Q21, and 24.2% in 2Q21
●	The 2Q22 effective tax rate includes a loss of a certain state and city tax deductions and a resolution of certain examinations
●	The 4Q21 effective tax rate declined due to lower levels of taxable state income and higher percentage of permanent differences
●	The 2Q21 effective tax rate includes $0.8 million benefit from a state tax rate change; absent this benefit the effective tax rate would have been 27.2%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	2Q22	1Q22	4Q21	3Q21	2Q21	Change		Change
Average Loans And Deposits ($MM)
Loans	$6,640	$6,579	$6,558	$6,633	$6,687	(0.7)%		0.9%
Deposits	6,441	6,410	6,459	6,408	6,511	(1.1)		0.5

Credit Quality ($000s)
Nonperforming Loans	$27,948	$14,066	$14,934	$20,217	$17,592	58.9%		98.7%
Nonperforming Assets	48,929	14,066	14,934	20,217	17,592	178.1		247.9
Criticized and Classified Loans	57,145	59,548	57,650	68,913	69,161	(17.4)		(4.0)
Criticized and Classified Assets	78,125	80,527	78,628	89,889	90,135	(13.3)		(3.0)
Allowance for Credit Losses/Loans (%)	0.58	0.57	0.56	0.55	0.64	(6)	bps	1	bp

Capital
Book Value/Share	$22.38	$22.26	$22.26	$21.78	$21.16	5.8%		0.5%
Tangible Book Value/Share	21.71	21.61	21.61	21.13	20.51	5.9		0.5
Tang. Common Equity/Tang. Assets (%)	7.82	8.05	8.22	8.04	7.80	2	bps	(23)	bps
Leverage Ratio (%)	8.91	9.05	8.98	8.83	8.50	41		(14)

Average loans were $6.6 billion, a decrease of 0.7% YoY, but up 0.9% QoQ.

●	Period end net loans, excluding PPP loans, totaled $6.7 billion, up 3.4% YoY and 2.6% QoQ
●	Total loan closings were a record $503.8 million in 2Q22, $329.3 million in 1Q22, $362.7 million in 4Q21, $243.9 million in 3Q21, and $324.4 million ($309.0 million excluding PPP) in 2Q21
●	The loan pipeline was $582.6 million at June 30, 2022, up 34.7% YoY, but down 12.2% from record levels QoQ
●	PPP loans held at the end of each quarter totaled $22.2 million at 2Q22, $43.2 million at 1Q22, $77.4 million at 4Q21, $130.8 million at 3Q21, and $197.3 million at 2Q21; forgiven PPP loans were $21.0 million in 2Q22, $34.1 million in 1Q22, $53.4 million in 4Q21, $66.5 million in 3Q21, and $69.2 million in 2Q21

Average Deposits totaled $6.4 billion, decreasing 1.1% YoY, but up 0.5% QoQ.

●	Average core deposits (non-CD deposits) increased to 87.3% of total average deposits (including escrow deposits) in 2Q22, compared to 84.0% a year ago
●	Average noninterest bearing deposits increased 13.1% YoY and 4.3% QoQ and comprised 16.2% of total average deposits (including escrow deposits) in 2Q22 compared to 14.2% a year ago

Credit Quality: Nonperforming loans held at the end of each quarter totaled $27.9 million at 2Q22, $14.1 million at 1Q22, $14.9 million at 4Q21, $20.2 million at 3Q21, and $17.6 million at 2Q21.

●	The $13.8 million QoQ increase in NPLs was primarily driven by three previously identified as criticized and classified commercial business credits (one resolved subsequent to quarter end)
●	Nonperforming assets totaled $48.9 million, up from $14.1 million at 1Q22 and $17.6 million at 2Q21; the increase in nonperforming assets primarily relates to a previously disclosed criticized investment security and loan totaling $24.1 million that has a combined LTV of 63%
●	Criticized and classified loans totaled $57.1 million at 2Q22 (85 bps of loans), $59.5 million at 1Q22 (90 bps of loans), $57.7 million at 4Q21 (87 bps of loans), $68.9 million at 3Q21 (104 bps of loans), and $69.2 million at 2Q21 (103 bps of loans)
●	Criticized and classified assets are composed of criticized and classified loans, as detailed above, plus one criticized investment security totaling $21.0 million in each quarter of 2Q22, 1Q22, 4Q21, and 3Q21
●	Loans classified as troubled debt restructured (TDR) totaled $14.8 million at 2Q22 compared to $15.1 million at 1Q22 and $15.5 million a year ago
●	Over 87% of gross loans are collateralized by real estate with an average loan-to-value ratio of <38% as of June 30, 2022
●	Allowance for credit losses were 0.58% of loans at 2Q22 compared to 0.57% at 1Q22 and 0.64% a year ago
●	Allowance for credit losses were 141.1% of nonperforming loans at 2Q22 compared to 266.1% at 1Q22 and 242.6% a year ago

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Capital: Book value per common share was $22.38 at 2Q22, up 0.5% QoQ and 5.8% YoY; tangible book value per common share, a non-GAAP measure, was $21.71 at 2Q22, up 0.5% QoQ and 5.9% YoY.

●	The Company paid a dividend of $0.22 per share and repurchased 387,689 shares at an average price of $22.01 in 2Q22
●	During the quarter, the Board of Directors authorized an increase of 1 million shares to the current share repurchase program; as of the end of 2Q22, 1,100,498 shares remain subject to repurchase under the authorized stock repurchase programs, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.82% at 2Q22 compared to 8.05% at 1Q22 and 7.80% at 2Q21
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements
●	The leverage ratio was 8.91% at 2Q22 compared to 9.05% at 1Q22 and 8.50% at 2Q21

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

Conference Call Information And Third Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, will host a conference call on Wednesday, July 27, 2022, at 9:30 AM (ET) to discuss the Company’s second quarter 2022 results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://services.choruscall.com/links/ffic220727.html
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 3593053
●	The conference call will be simultaneously webcast and archived

Third Quarter 2022 Earnings Release Date:

The Company plans to release Third Quarter 2022 financial results after the market close on October 25, 2022; followed by a conference call at 9:30 AM (ET) on October 26, 2022.

A detailed announcement will be issued prior to the third quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

#FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands, except per share data)	2022		2022		2021		2021		2021		2022		2021
Performance Ratios (1)
Return on average assets	1.22%		0.91%		0.89%		1.26%		0.93%		1.06%		0.93%
Return on average equity	15.00		10.83		10.77		15.42		11.95		12.91		12.11
Yield on average interest-earning assets (2)	3.85		3.77		3.77		3.84		3.69		3.81		3.73
Cost of average interest-bearing liabilities	0.60		0.50		0.58		0.61		0.66		0.55		0.67
Cost of funds	0.52		0.43		0.50		0.53		0.57		0.48		0.59
Net interest rate spread during period (2)	3.25		3.27		3.19		3.23		3.03		3.26		3.06
Net interest margin (2)	3.35		3.36		3.29		3.34		3.14		3.36		3.16
Noninterest expense to average assets	1.73		1.93		1.92		1.80		1.65		1.83		1.76
Efficiency ratio (3)	52.27		58.87		58.66		52.28		53.38		55.52		55.96
Average interest-earning assets to average interest-bearing liabilities	1.22	X	1.22	X	1.22	X	1.21	X	1.19	X	1.22	X	1.19	X

Average Balances
Total loans, net	$6,640,331		$6,578,680		$6,558,285		$6,633,301		$6,686,888		$6,609,676		$6,693,644
Total interest-earning assets	7,740,683		7,570,373		7,627,256		7,608,317		7,790,174		7,655,999		7,729,035
Total assets	8,211,763		8,049,470		8,090,701		8,072,918		8,263,553		8,131,065		8,205,954
Total due to depositors	5,298,855		5,336,983		5,397,802		5,406,423		5,495,936		5,317,814		5,430,158
Total interest-bearing liabilities	6,337,374		6,220,510		6,276,221		6,310,859		6,532,891		6,279,265		6,505,534
Stockholders' equity	667,456		673,012		671,474		659,288		644,690		670,219		632,238

Per Share Data
Book value per common share (4)	$22.38		$22.26		$22.26		$21.78		$21.16		$22.38		$21.16
Tangible book value per common share (5)	$21.71		$21.61		$21.61		$21.13		$20.51		$21.71		$20.51

Stockholders' Equity
Stockholders' equity	$670,812		$675,813		$679,628		$668,096		$655,167		$670,812		$655,167
Tangible stockholders' equity	650,894		656,085		659,758		648,039		634,959		650,894		634,959

Consolidated Regulatory Capital Ratios
Tier 1 capital	$739,776		$731,536		$726,174		$711,276		$697,591		$739,776		$697,591
Common equity Tier 1 capital	686,258		675,434		671,494		661,340		649,367		686,258		649,367
Total risk-based capital	903,047		892,861		885,469		832,255		823,494		903,047		823,494
Risk Weighted Assets	6,522,710		6,232,020		6,182,095		6,194,207		6,344,076		6,522,710		6,344,076

Tier 1 leverage capital (well capitalized = 5%)	8.91%		9.05%		8.98%		8.83%		8.50%		8.91%		8.50%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.52		10.84		10.86		10.68		10.24		10.52		10.24
Tier 1 risk-based capital (well capitalized = 8.0%)	11.34		11.74		11.75		11.48		11.00		11.34		11.00
Total risk-based capital (well capitalized = 10.0%)	13.84		14.33		14.32		13.44		12.98		13.84		12.98

Capital Ratios
Average equity to average assets	8.13%		8.36%		8.30%		8.17%		7.80%		8.24%		7.70%
Equity to total assets	8.04		8.27		8.45		8.27		8.03		8.04		8.03
Tangible common equity to tangible assets (6)	7.82		8.05		8.22		8.04		7.80		7.82		7.80

Asset Quality
Nonaccrual loans (7)	$27,848		$14,066		$14,933		$18,292		$17,391		$27,848		$17,391
Nonperforming loans	27,948		14,066		14,933		20,217		17,592		27,948		17,592
Nonperforming assets	48,929		14,066		14,933		20,217		17,592		48,929		17,592
Net charge-offs (recoveries)	(501)		935		(29)		(619)		902		434		3,767

Asset Quality Ratios
Nonperforming loans to gross loans	0.41%		0.21%		0.23%		0.31%		0.26%		0.41%		0.26%
Nonperforming assets to total assets	0.59		0.17		0.19		0.25		0.22		0.59		0.22
Allowance for credit losses to gross loans	0.58		0.57		0.56		0.55		0.64		0.58		0.64
Allowance for credit losses to nonperforming assets	80.57		266.12		248.66		179.86		242.55		80.57		242.55
Allowance for credit losses to nonperforming loans	141.06		266.12		248.66		179.86		242.55		141.06		242.55
Net charge-offs (recoveries) to average loans	(0.03)		0.06		—		(0.04)		0.05		0.01		0.11

Full-service customer facilities	25		24		24		24		25		25		25

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

(1) Ratios are presented on an annualized basis, where appropriate.

(2) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

(3) Efficiency ratio, a non-GAAP measure, was calculated by dividing noninterest expense (excluding merger expense, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustments) by the total of net interest income (excluding net gains and losses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and noninterest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments).

(4) Calculated by dividing stockholders’ equity by shares outstanding.

(5) Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(7) Excludes performing nonaccrual TDR loans.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands, except per share data)	2022	2022	2021	2021	2021	2022	2021
Interest and Dividend Income
Interest and fees on loans	$69,192	$67,516	$68,113	$69,198	$67,999	$136,708	$137,020
Interest and dividends on securities:
Interest	4,929	3,745	3,536	3,706	3,685	8,674	6,757
Dividends	11	8	7	7	7	19	15
Other interest income	159	51	74	42	51	210	87
Total interest and dividend income	74,291	71,320	71,730	72,953	71,742	145,611	143,879

Interest Expense
Deposits	4,686	3,408	3,975	4,705	5,539	8,094	11,644
Other interest expense	4,875	4,433	5,081	4,884	5,164	9,308	10,304
Total interest expense	9,561	7,841	9,056	9,589	10,703	17,402	21,948

Net Interest Income	64,730	63,479	62,674	63,364	61,039	128,209	121,931
Provision (benefit) for credit losses	1,590	1,358	761	(6,927)	(1,598)	2,948	1,222
Net Interest Income After Provision (Benefit) for Credit Losses	63,140	62,121	61,913	70,291	62,637	125,261	120,709

Noninterest Income (Loss)
Banking services fee income	1,166	1,374	1,142	865	1,233	2,540	3,958
Net gain (loss) on sale of securities	—	—	—	(10)	123	—	123
Net gain on sale of loans	73	—	46	131	127	73	158
Net gain on disposition of assets	—	—	—	—	—	—	621
Net gain (loss) from fair value adjustments	2,533	(1,809)	(5,140)	(2,289)	(6,548)	724	(5,566)
Federal Home Loan Bank of New York stock dividends	407	397	417	491	500	804	1,189
Life insurance proceeds	1,536	—	—	—	—	1,536	—
Bank owned life insurance	1,115	1,114	1,023	1,015	1,009	2,229	2,006
Other income	523	237	2,232	663	346	760	612
Total noninterest income (loss)	7,353	1,313	(280)	866	(3,210)	8,666	3,101

Noninterest Expense
Salaries and employee benefits	21,109	23,649	25,223	20,544	19,879	44,758	42,543
Occupancy and equipment	3,760	3,604	3,579	3,534	3,522	7,364	6,889
Professional services	2,285	2,222	1,152	1,899	1,988	4,507	4,388
FDIC deposit insurance	615	420	391	618	729	1,035	1,942
Data processing	1,383	1,424	1,757	1,759	1,419	2,807	3,528
Depreciation and amortization	1,447	1,460	1,521	1,627	1,638	2,907	3,277
Other real estate owned/foreclosure expense	32	84	129	182	22	116	12
Other operating expenses	4,891	5,931	5,055	6,182	4,814	10,822	9,591
Total noninterest expense	35,522	38,794	38,807	36,345	34,011	74,316	72,170

Income Before Provision for Income Taxes	34,971	24,640	22,826	34,812	25,416	59,611	51,640

Provision for Income Taxes	9,936	6,421	4,743	9,399	6,158	16,357	13,343

Net Income	$25,035	$18,219	$18,083	$25,413	$19,258	$43,254	$38,297

Basic earnings per common share	$0.81	$0.58	$0.58	$0.81	$0.61	$1.39	$1.21
Diluted earnings per common share	$0.81	$0.58	$0.58	$0.81	$0.61	$1.39	$1.21
Dividends per common share	$0.22	$0.22	$0.21	$0.21	$0.21	$0.44	$0.42

Basic average shares	30,937	31,254	31,353	31,567	31,677	31,095	31,641
Diluted average shares	30,937	31,254	31,353	31,567	31,677	31,095	31,641

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2021	2021
ASSETS
Cash and due from banks	$137,026	$186,407	$81,723	$178,598	$145,971
Securities held-to-maturity:
Mortgage-backed securities	7,885	7,890	7,894	7,899	7,904
Other securities	66,230	66,327	49,974	49,989	49,986
Securities available for sale:
Mortgage-backed securities	510,934	553,828	572,184	584,145	596,661
Other securities	346,720	286,041	205,052	212,654	224,784
Loans	6,760,393	6,607,264	6,638,105	6,630,354	6,718,806
Allowance for credit losses	(39,424)	(37,433)	(37,135)	(36,363)	(42,670)
Net loans	6,720,969	6,569,831	6,600,970	6,593,991	6,676,136
Interest and dividends receivable	38,811	37,308	38,698	40,912	43,803
Bank premises and equipment, net	22,285	22,752	23,338	24,018	26,438
Federal Home Loan Bank of New York stock	50,017	33,891	35,937	36,158	41,630
Bank owned life insurance	211,220	211,867	210,754	184,730	183,715
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	2,282	2,420	2,562	2,708	2,859
Right of use asset	46,687	48,475	50,200	50,155	51,972
Other assets	160,885	125,160	148,989	93,741	89,850
Total assets	$8,339,587	$8,169,833	$8,045,911	$8,077,334	$8,159,345

LIABILITIES
Deposits	$6,350,000	$6,373,400	$6,333,532	$6,421,391	$6,298,790
Mortgagors' escrow deposits	57,577	79,495	51,913	67,207	58,230
Borrowed funds	1,089,621	877,122	815,544	752,925	971,827
Operating lease liability	50,346	52,292	54,155	54,239	56,151
Other liabilities	121,231	111,711	111,139	113,476	119,180
Total liabilities	7,668,775	7,494,020	7,366,283	7,409,238	7,504,178

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	262,860	261,837	263,375	262,009	260,958
Treasury stock	(88,342)	(79,834)	(75,293)	(71,738)	(65,335)
Retained earnings	527,217	508,973	497,889	486,418	467,620
Accumulated other comprehensive loss, net of taxes	(31,264)	(15,504)	(6,684)	(8,934)	(8,417)
Total stockholders' equity	670,812	675,813	679,628	668,096	655,167

Total liabilities and stockholders' equity	$8,339,587	$8,169,833	$8,045,911	$8,077,334	$8,159,345

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	29,980	30,367	30,526	30,676	30,962
Treasury shares	4,108	3,721	3,561	3,412	3,126

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2022	2022	2021	2021	2021	2022	2021
Interest-earning Assets:
Mortgage loans, net	$5,178,029	$5,152,070	$5,140,233	$5,158,213	$5,130,400	$5,165,121	$5,143,117
Other loans, net	1,462,302	1,426,610	1,418,052	1,475,088	1,556,488	1,444,555	1,550,527
Total loans, net	6,640,331	6,578,680	6,558,285	6,633,301	6,686,888	6,609,676	6,693,644
Taxable securities:
Mortgage-backed securities	594,923	580,670	595,538	590,732	578,134	587,836	506,424
Other securities	333,158	226,744	207,482	217,763	232,020	280,245	266,234
Total taxable securities	928,081	807,414	803,020	808,495	810,154	868,081	772,658
Tax-exempt securities:
Other securities	67,315	57,611	50,834	50,832	50,830	62,490	50,829
Total tax-exempt securities	67,315	57,611	50,834	50,832	50,830	62,490	50,829
Interest-earning deposits and federal funds sold	104,956	126,668	215,117	115,689	242,302	115,752	211,904
Total interest-earning assets	7,740,683	7,570,373	7,627,256	7,608,317	7,790,174	7,655,999	7,729,035
Other assets	471,080	479,097	463,445	464,601	473,379	475,066	476,919
Total assets	$8,211,763	$8,049,470	$8,090,701	$8,072,918	$8,263,553	$8,131,065	$8,205,954

Interest-bearing Liabilities:
Deposits:
Savings accounts	$156,785	$156,592	$154,471	$153,120	$153,113	$156,689	$161,549
NOW accounts	2,089,851	2,036,914	2,115,619	2,107,866	2,255,581	2,063,529	2,220,677
Money market accounts	2,231,743	2,253,630	2,177,928	2,107,473	2,043,257	2,242,626	1,974,781
Certificate of deposit accounts	820,476	889,847	949,784	1,037,964	1,043,985	854,970	1,073,151
Total due to depositors	5,298,855	5,336,983	5,397,802	5,406,423	5,495,936	5,317,814	5,430,158
Mortgagors' escrow accounts	97,496	71,509	84,617	68,562	91,545	84,574	78,531
Total interest-bearing deposits	5,396,351	5,408,492	5,482,419	5,474,985	5,587,481	5,402,388	5,508,689
Borrowings	941,023	812,018	793,802	835,874	945,410	876,877	996,845
Total interest-bearing liabilities	6,337,374	6,220,510	6,276,221	6,310,859	6,532,891	6,279,265	6,505,534
Noninterest-bearing demand deposits	1,044,553	1,001,571	976,803	933,443	923,220	1,023,181	889,821
Other liabilities	162,380	154,377	166,203	169,328	162,752	158,400	178,361
Total liabilities	7,544,307	7,376,458	7,419,227	7,413,630	7,618,863	7,460,846	7,573,716
Equity	667,456	673,012	671,474	659,288	644,690	670,219	632,238
Total liabilities and equity	$8,211,763	$8,049,470	$8,090,701	$8,072,918	$8,263,553	$8,131,065	$8,205,954

Net interest-earning assets	$1,403,309	$1,349,863	$1,351,035	$1,297,458	$1,257,283	$1,376,734	$1,223,501

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands)	2022		2022		2021		2021		2021		2022		2021
Interest Income:
Mortgage loans, net	$54,775		$53,970		$54,260		$55,114		$52,987		$108,745		$108,206
Other loans, net	14,417		13,546		13,853		14,084		15,012		27,963		28,814
Total loans, net	69,192		67,516		68,113		69,198		67,999		136,708		137,020
Taxable securities:
Mortgage-backed securities	2,356		2,167		2,125		2,279		2,233		4,523		3,931
Other securities	2,090		1,119		993		1,008		1,037		3,209		2,000
Total taxable securities	4,446		3,286		3,118		3,287		3,270		7,732		5,931
Tax-exempt securities:
Other securities	625		591		538		539		535		1,216		1,065
Total tax-exempt securities	625		591		538		539		535		1,216		1,065
Interest-earning deposits and federal funds sold	159		51		74		42		51		210		87
Total interest-earning assets	74,422		71,444		71,843		73,066		71,855		145,866		144,103
Interest Expense:
Deposits:
Savings accounts	$50		$49		$53		$61		$66		$99		$141
NOW accounts	1,405		793		1,021		1,227		1,499		2,198		3,205
Money market accounts	1,952		1,275		1,428		1,683		2,060		3,227		4,160
Certificate of deposit accounts	1,273		1,289		1,471		1,734		1,913		2,562		4,135
Total due to depositors	4,680		3,406		3,973		4,705		5,538		8,086		11,641
Mortgagors' escrow accounts	6		2		2		—		1		8		3
Total interest-bearing deposits	4,686		3,408		3,975		4,705		5,539		8,094		11,644
Borrowings	4,875		4,433		5,081		4,884		5,164		9,308		10,304
Total interest-bearing liabilities	9,561		7,841		9,056		9,589		10,703		17,402		21,948
Net interest income- tax equivalent	$64,861		$63,603		$62,787		$63,477		$61,152		$128,464		$122,155
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from nonaccrual loans	$2,281		$1,716		$1,497		$2,136		$2,046		$3,997		$2,993
Net gains/(losses) from fair value adjustments on qualifying hedges included in loan interest income	(60)		(129)		1,122		194		(664)		(189)		763
Purchase accounting adjustments	367		1,058		462		1,100		565		1,425		1,487
Interest-earning Assets Yields:
Mortgage loans, net	4.23%		4.19%		4.22%		4.27%		4.13%		4.21%		4.21%
Other loans, net	3.94		3.80		3.91		3.82		3.86		3.87		3.72
Total loans, net	4.17		4.11		4.15		4.17		4.07		4.14		4.09
Taxable securities:
Mortgage-backed securities	1.58		1.49		1.43		1.54		1.54		1.54		1.55
Other securities	2.51		1.97		1.91		1.85		1.79		2.29		1.50
Total taxable securities	1.92		1.63		1.55		1.63		1.61		1.78		1.54
Tax-exempt securities: (1)
Other securities	3.71		4.10		4.23		4.24		4.21		3.89		4.19
Total tax-exempt securities	3.71		4.10		4.23		4.24		4.21		3.89		4.19
Interest-earning deposits and federal funds sold	0.61		0.16		0.14		0.15		0.08		0.36		0.08
Total interest-earning assets	3.85%		3.77%		3.77%		3.84%		3.69%		3.81%		3.73%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.13%		0.13%		0.14%		0.16%		0.17%		0.13%		0.17%
NOW accounts	0.27		0.16		0.19		0.23		0.27		0.21		0.29
Money market accounts	0.35		0.23		0.26		0.32		0.40		0.29		0.42
Certificate of deposit accounts	0.62		0.58		0.62		0.67		0.73		0.60		0.77
Total due to depositors	0.35		0.26		0.29		0.35		0.40		0.30		0.43
Mortgagors' escrow accounts	0.02		0.01		0.01		—		—		0.02		0.01
Total interest-bearing deposits	0.35		0.25		0.29		0.34		0.40		0.30		0.42
Borrowings	2.07		2.18		2.56		2.34		2.18		2.12		2.07
Total interest-bearing liabilities	0.60%		0.50%		0.58%		0.61%		0.66%		0.55%		0.67%

Net interest rate spread (tax equivalent)	3.25%		3.27%		3.19%		3.23%		3.03%		3.26%		3.06%
Net interest margin (tax equivalent)	3.35%		3.36%		3.29%		3.34%		3.14%		3.36%		3.16%
Ratio of interest-earning assets to interest-bearing liabilities	1.22	X	1.22	X	1.22	X	1.21	X	1.19	X	1.22	X	1.19	X

(1) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						June 2022 vs.	June 2022 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	March 2022	June 2021
(Dollars in thousands)	2022	2022	2021	2021	2021	% Change	% Change
Noninterest bearing	$1,081,208	$1,041,027	$967,621	$941,259	$945,491	3.9%	14.4%
Interest bearing:
Certificate of deposit accounts	906,943	886,317	946,575	1,040,098	1,020,615	2.3	(11.1)
Savings accounts	154,670	158,542	156,554	152,306	152,931	(2.4)	1.1
Money market accounts	2,229,993	2,362,390	2,342,003	2,152,085	2,057,188	(5.6)	8.4
NOW accounts	1,977,186	1,925,124	1,920,779	2,135,643	2,122,565	2.7	(6.8)
Total interest-bearing deposits	5,268,792	5,332,373	5,365,911	5,480,132	5,353,299	(1.2)	(1.6)
Total deposits	$6,350,000	$6,373,400	$6,333,532	$6,421,391	$6,298,790	(0.4)%	0.8%

Loan Composition

						June 2022 vs.	June 2022 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	March 2022	June 2021
(Dollars in thousands)	2022	2022	2021	2021	2021	% Change	% Change
Multifamily residential	$2,531,858	$2,500,570	$2,517,026	$2,498,980	$2,542,010	1.3%	(0.4)%
Commercial real estate	1,864,507	1,764,927	1,775,629	1,745,855	1,726,895	5.6	8.0
One-to-four family ― mixed-use property	561,100	563,679	571,795	579,100	582,211	(0.5)	(3.6)
One-to-four family ― residential	242,729	248,226	268,255	280,343	288,652	(2.2)	(15.9)
Co-operative apartments	8,130	8,248	8,316	7,804	7,883	(1.4)	3.1
Construction	72,148	68,488	59,761	71,464	62,802	5.3	14.9
Mortgage Loans	5,280,472	5,154,138	5,200,782	5,183,546	5,210,453	2.5	1.3

Small Business Administration (1)	40,572	59,331	93,811	148,855	215,158	(31.6)	(81.1)
Commercial business and other	1,431,417	1,387,155	1,339,273	1,294,688	1,291,526	3.2	10.8
Nonmortgage loans	1,471,989	1,446,486	1,433,084	1,443,543	1,506,684	1.8	(2.3)

Net unamortized premiums and unearned loan fees (2)	7,932	6,640	4,239	3,265	1,669	19.5	375.3
Allowance for credit losses	(39,424)	(37,433)	(37,135)	(36,363)	(42,670)	5.3	(7.6)
Net loans	$6,720,969	$6,569,831	$6,600,970	$6,593,991	$6,676,136	2.3%	0.7%

(1) Includes $22.2 million, $43.2 million, $77.4 million, $130.8 million, and $197.3 million of PPP loans at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively.

(2) Includes $6.6 million, $6.9 million, $8.0 million, $8.6 million, and $9.7 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2022	2022	2021	2021	2021	2022	2021
Multifamily residential	$136,902	$98,180	$79,648	$41,850	$66,913	$235,082	$125,466
Commercial real estate	164,826	45,102	64,916	48,447	37,963	209,928	55,119
One-to-four family – mixed-use property	12,228	8,498	12,440	12,823	7,135	20,726	15,847
One-to-four family – residential	4,211	9,237	5,162	2,761	59,494	13,448	62,625
Co-operative apartments	—	24	413	—	—	24	—
Construction	8,319	8,802	17,033	8,687	5,281	17,121	12,404
Mortgage Loans	326,486	169,843	179,612	114,568	176,786	496,329	271,461

Small Business Administration (1)	2,750	—	270	415	17,585	2,750	142,678
Commercial business and other	174,551	159,476	182,858	128,946	130,036	334,027	233,154
Nonmortgage Loans	177,301	159,476	183,128	129,361	147,621	336,777	375,832

Total Closings	$503,787	$329,319	$362,740	$243,929	$324,407	$833,106	$647,293

(1) Includes $15.5 million and $138.7 million of PPP closings for the three and six months ended June 30, 2021, respectively.

Weighted Average Rate on Loan Closings

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Loan type	2022	2022	2021	2021	2021
Mortgage loans	3.76%	3.61%	3.77%	3.80%	3.53%
Nonmortgage loans	4.21	3.27	3.24	3.49	3.23
Total loans	3.92%	3.44%	3.51%	3.64%	3.39%

Excluding PPP loans	3.92%	3.44%	3.51%	3.64%	3.51%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2021	2021	2022	2021
Allowance for credit losses
Beginning balances	$37,433	$37,135	$36,363	$42,670	$45,099	37,135	45,153

Net loan charge-off (recoveries):
Multifamily residential	(1)	—	—	—	—	$(1)	$33
Commercial real estate	—	—	—	—	—	—	64
One-to-four family – mixed-use property	—	—	1	(123)	3	—	22
One-to-four family – residential	(2)	(2)	(3)	(147)	(2)	(4)	(7)
Small Business Administration	13	1,015	(7)	(8)	(9)	1,028	(19)
Taxi medallion	(435)	(12)	—	(1,235)	(222)	(447)	2,536
Commercial business and other	(76)	(66)	(20)	894	1,132	(142)	1,138
Total	(501)	935	(29)	(619)	902	434	3,767

Provision (benefit) for loan losses	1,490	1,233	743	(6,926)	(1,527)	2,723	1,284

Ending balance	$39,424	$37,433	$37,135	$36,363	$42,670	$39,424	$42,670

Gross charge-offs	$50	$1,036	$7	$1,019	$1,186	$1,086	$4,108
Gross recoveries	551	101	36	1,638	284	652	341

Allowance for credit losses to gross loans	0.58%	0.57%	0.56%	0.55%	0.64%	0.58%	0.64%
Net loan charge-offs (recoveries) to average loans	(0.03)	0.06	—	(0.04)	0.05	0.01	0.11

Nonperforming Assets

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2021	2021
Loans 90 Days Or More Past Due and Still Accruing:
Multifamily residential	$—	$—	$—	$—	$201
Construction	—	—	—	873	—
Commercial business and other	100	—	—	1,052	—
Total	100	—	—	1,925	201

Nonaccrual Loans:
Multifamily residential	3,414	3,414	2,431	4,192	4,669
Commercial real estate	242	5	613	613	8
One-to-four family - mixed-use property (1)	790	790	1,309	2,204	2,309
One-to-four family - residential	5,055	7,387	7,725	7,807	6,940
Construction	856	—	—	—	—
Small Business Administration	937	937	937	976	976
Commercial business and other(1)	16,554	1,533	1,918	2,500	2,489
Total	27,848	14,066	14,933	18,292	17,391

Total Nonperforming Loans (NPLs)	27,948	14,066	14,933	20,217	17,592

Total Nonaccrual HTM Securities	20,981	—	—	—	—

Total Nonperforming Assets	$48,929	$14,066	$14,933	$20,217	$17,592

Nonperforming Assets to Total Assets	0.59%	0.17%	0.19%	0.25%	0.22%
Allowance for Credit Losses to NPLs	141.1%	266.1%	248.7%	179.9%	242.6%

(1) Not included in the above analysis are nonaccrual performing TDR one-to-four family - mixed use property loans totaling $0.3 million each in 2Q22, 1Q22, 4Q21,  3Q21, and 2Q21; nonaccrual performing TDR commercial business loans totaling $2.8 million in 2Q22 and 1Q22, less than $0.1 million in 4Q21 and 3Q21, and $2.2 million in 2Q21.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate. In a declining interest rate environment, the movement in the curve exaggerates our mark-to-market loss position. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Base Net Interest Income FTE, Base Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Base Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the six months ended
(Dollars in thousands,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
except per share data)	2022	2022	2021	2021	2021	2022	2021

GAAP income before income taxes	$34,971	$24,640	$22,826	$34,812	$25,416	$59,611	$51,640

Net (gain) loss from fair value adjustments (Noninterest income (loss))	(2,533)	1,809	5,140	2,289	6,548	(724)	5,566
Net (gain) loss on sale of securities (Noninterest income (loss))	—	—	—	10	(123)	—	(123)
Life insurance proceeds (Noninterest income (loss))	(1,536)	—	—	—	—	(1,536)	—
Net gain on disposition of assets (Noninterest income (loss))	—	—	—	—	—	—	(621)
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	60	129	(1,122)	(194)	664	189	(763)
Net amortization of purchase accounting adjustments (Various)	(237)	(924)	(324)	(958)	(418)	(1,161)	(1,207)
Merger (benefit) expense (Various)	—	—	(17)	2,096	(490)	—	483

Core income before taxes	30,725	25,654	26,503	38,055	31,597	56,379	54,975

Provision for income taxes for core income	9,207	6,685	5,535	10,226	8,603	15,892	15,008

Core net income	$21,518	$18,969	$20,968	$27,829	$22,994	$40,487	$39,967

GAAP diluted earnings per common share	$0.81	$0.58	$0.58	$0.81	$0.61	$1.39	$1.21
Net (gain) loss from fair value adjustments, net of tax	(0.06)	0.04	0.13	0.05	0.15	(0.02)	0.13
Net loss on sale of securities, net of tax	—	—	—	—	—	—	—
Life insurance proceeds	(0.05)	—	—	—	—	(0.05)	—
Net gain on disposition of assets, net of tax	—	—	—	—	—	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	—	(0.03)	—	0.02	—	(0.02)
Net amortization of purchase accounting adjustments, net of tax	(0.01)	(0.02)	(0.01)	(0.02)	(0.01)	(0.03)	(0.03)
Merger (benefit) expense, net of tax	—	—	—	0.05	(0.01)	—	0.01
NYS tax change	—	—	—	—	(0.02)	—	(0.02)

Core diluted earnings per common share(1)	$0.70	$0.61	$0.67	$0.88	$0.73	$1.30	$1.26

Core net income, as calculated above	$21,518	$18,969	$20,968	$27,829	$22,994	$40,487	$39,967
Average assets	8,211,763	8,049,470	8,090,701	8,072,918	8,263,553	8,131,065	8,205,954
Average equity	667,456	673,012	671,474	659,288	644,690	670,219	632,238
Core return on average assets(2)	1.05%	0.94%	1.04%	1.38%	1.11%	1.00%	0.97%
Core return on average equity(2)	12.90%	11.27%	12.49%	16.88%	14.27%	12.08%	12.64%

(1) Core diluted earnings per common share may not foot due to rounding.

(2) Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2021	2021	2022	2021

GAAP Net interest income	$64,730	$63,479	$62,674	$63,364	$61,039	$128,209	$121,931
Net (gain) loss from fair value adjustments on qualifying hedges	60	129	(1,122)	(194)	664	189	(763)
Net amortization of purchase accounting adjustments	(367)	(1,058)	(462)	(1,100)	(565)	(1,425)	(1,487)
Core Net interest income	$64,423	$62,550	$61,090	$62,070	$61,138	$126,973	$119,681

GAAP Noninterest income (loss)	$7,353	$1,313	$(280)	$866	$(3,210)	$8,666	$3,101
Net (gain) loss from fair value adjustments	(2,533)	1,809	5,140	2,289	6,548	(724)	5,566
Net gain (loss) on sale of securities	—	—	—	10	(123)	—	(123)
Life insurance proceeds	(1,536)	—	—	—	—	(1,536)	—
Net gain on sale of assets	—	—	—	—	—	—	(621)
Core Noninterest income	$3,284	$3,122	$4,860	$3,165	$3,215	$6,406	$7,923

GAAP Noninterest expense	$35,522	$38,794	$38,807	$36,345	$34,011	$74,316	$72,170
Net amortization of purchase accounting adjustments	(130)	(134)	(138)	(142)	(147)	(264)	(280)
Merger expense (benefit)	—	—	17	(2,096)	490	—	(483)
Core Noninterest expense	$35,392	$38,660	$38,686	$34,107	$34,354	$74,052	$71,407

Net interest income	$64,730	$63,479	$62,674	$63,364	$61,039	$128,209	$121,931
Noninterest income (loss)	7,353	1,313	(280)	866	(3,210)	8,666	3,101
Noninterest expense	(35,522)	(38,794)	(38,807)	(36,345)	(34,011)	(74,316)	(72,170)
Pre-provision pre-tax net revenue	$36,561	$25,998	$23,587	$27,885	$23,818	$62,559	$52,862

Core:
Net interest income	$64,423	$62,550	$61,090	$62,070	$61,138	$126,973	$119,681
Noninterest income	3,284	3,122	4,860	3,165	3,215	6,406	7,923
Noninterest expense	(35,392)	(38,660)	(38,686)	(34,107)	(34,354)	(74,052)	(71,407)
Pre-provision pre-tax net revenue	$32,315	$27,012	$27,264	$31,128	$29,999	$59,327	$56,197
Efficiency Ratio	52.3%	58.9%	58.7%	52.3%	53.4%	55.5%	56.0%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE and BASE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2021	2021	2022	2021
GAAP net interest income	$64,730	$63,479	$62,674	$63,364	$61,039	$128,209	$121,931
Net (gain) loss from fair value adjustments on qualifying hedges	60	129	(1,122)	(194)	664	189	(763)
Net amortization of purchase accounting adjustments	(367)	(1,058)	(462)	(1,100)	(565)	(1,425)	(1,487)
Tax equivalent adjustment	131	124	113	113	113	255	224
Core net interest income FTE	$64,554	$62,674	$61,203	$62,183	$61,251	$127,228	$119,905
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans	(2,281)	(1,716)	(1,497)	(2,136)	(2,046)	(3,997)	(2,993)
Base net interest income FTE	$62,273	$60,958	$59,706	$60,047	$59,205	$123,231	$116,912

Total average interest-earning assets (1)	$7,746,640	$7,577,053	$7,634,601	$7,616,332	$7,799,176	$7,662,315	$7,738,344
Core net interest margin FTE	3.33%	3.31%	3.21%	3.27%	3.14%	3.32%	3.10%
Base net interest margin FTE	3.22%	3.22%	3.13%	3.15%	3.04%	3.22%	3.02%

GAAP interest income on total loans, net	$69,192	$67,516	$68,113	$69,198	$67,999	$136,708	$137,020
Net (gain) loss from fair value adjustments on qualifying hedges	60	129	(1,122)	(194)	664	189	(763)
Net amortization of purchase accounting adjustments	(357)	(1,117)	(535)	(1,126)	(624)	(1,474)	(1,352)
Core interest income on total loans, net	$68,895	$66,528	$66,456	$67,878	$68,039	$135,423	$134,905
Prepayment penalties received on loans, net of reversals and recoveries of interest from nonaccrual loans	(2,333)	(1,716)	(1,497)	(2,135)	(2,046)	(4,049)	(2,993)
Base interest income on total loans, net	$66,562	$64,812	$64,959	$65,743	$65,993	$131,374	$131,912

Average total loans, net (1)	$6,647,131	$6,586,253	$6,566,654	$6,642,434	$6,697,103	$6,616,860	$6,704,237
Core yield on total loans	4.15%	4.04%	4.05%	4.09%	4.06%	4.09%	4.02%
Base yield on total loans	4.01%	3.94%	3.96%	3.96%	3.94%	3.97%	3.94%

(1) Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2022	2022	2021	2021	2021
Total Equity	$670,812	$675,813	$679,628	$668,096	$655,167
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,282)	(2,420)	(2,562)	(2,708)	(2,859)
Intangible deferred tax liabilities	—	328	328	287	287
Tangible Stockholders' Common Equity	$650,894	$656,085	$659,758	$648,039	$634,959

Total Assets	$8,339,587	$8,169,833	$8,045,911	$8,077,334	$8,159,345
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,282)	(2,420)	(2,562)	(2,708)	(2,859)
Intangible deferred tax liabilities	—	328	328	287	287
Tangible Assets	$8,319,669	$8,150,105	$8,026,041	$8,057,277	$8,139,137

Tangible Stockholders' Common Equity to Tangible Assets	7.82%	8.05%	8.22%	8.04%	7.80%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540020